Other Non-Current Assets, Net (Tables)	12 Months Ended
Dec. 31, 2024
Other Non-Current Assets, Net [Abstract]
Schedule of Other Non-Current Assets, Net

Other non-current assets, net consisted of the following:

	As of December 31,
	2023	2024
Long-term restricted cash (Note i)	$1,714	$—
Long-term receivable (Note ii)	1,467	587
Educational content (Note iii)	—	810
Long-term lease deposits	194	194
Others	23	13
Sub-total	$3,398	$1,604
Less: allowance for credit losses (Note ii)	(769)	(308)
Total	$2,629	$1,296

(Note i) It includes cash in collateral bank accounts for the issuance of letters of credit in U.S.

(Note ii) Long-term receivable, net related to Bay State College and expected to be collected more than twelve months. The portion expected to be collected within 12 months is reclassified to prepaid and other current assets, net.

(Note iii) For the year ended December 31, 2024, the Group performed impairment assessment on the Educational content and nil impairment loss was recorded.